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----------------------------------
BERGSTROM
CAPITAL
CORPORATION
----------------------------------


2001 FIRST QUARTER REPORT



Listed: American Stock Exchange
(Ticker symbol: BEM)
Transfer Agent, Registrar and Custodian: State Street Bank and Trust Company, Boston, Massachusetts
Independent Auditors: Deloitte & Touche LLP, Boston,
Massachusetts
Legal Counsel: Howard, Rice, Nemerovski, Canady, Falk & Rabkin
PC, San Francisco, California


--------------------------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                                PRIVACY NOTICE

  Bergstrom Capital Corporation (the "Company") collects certain nonpublic personal information about its stockholders of record who are individuals. The Company collects information from forms its stockholders or their brokers provide (such as name, address and tax identification number) and information from its stockholders or their brokers about transactions in the Company's stock its stockholders effect with third parties (such as date and number of shares purchased, sold, transferred or held). The Company may also collect such information through stockholder inquiries by mail, email or telephone.

  The Company does not disclose any nonpublic personal information about its stockholders to anyone, except as permitted by law.

  The Company restricts access to the nonpublic personal information of its stockholders to those employees and service providers (such as the transfer agent and fund administrator) who need to know this information in order to provide services to the Company's stockholders. The Company maintains certain physical and procedural safeguards to help protect this nonpublic personal information.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------

                              DISTRIBUTION POLICY

  The Company's distribution policy, which was adopted by the Board of Directors on May 12, 1997, provides for an annual distribution to the Company's stockholders, during the month of June each year, of a cash dividend at the rate of a minimum of 6 percent of the Company's net asset value per share as calculated on the last business day in March of that year. The Board of Directors may modify or terminate the distribution policy at any time at its discretion.

  Please refer to the President's Letter in this report regarding the annual distribution for the year 2001 in the amount of $11.25 per share, payable June 11, 2001 to stockholders of record May 17, 2001.

  Under the distribution policy, distributions in any year in excess of the Company's net investment income and net realized capital gains for such year will constitute a return of stockholders' capital. For federal income tax purposes, any return of capital will generally be treated as a non-taxable recovery of basis to the extent of the stockholders' basis in their shares, and as capital gain to the extent that the return of capital is in excess of such basis.* The Company will be required to liquidate a portion of its portfolio in order to fund any return of capital. Any return of capital will also reduce the assets of the Company available for investment and will likely have the effect of increasing the Company's expense ratio.

  In any year in which the total of the Company's net investment income and net realized capital gains exceeds the amount distributed for that year under the distribution policy, the Company may, at the discretion of the Board of Directors, retain a portion of the net realized long-term capital gains for such year.

* The portion of any return of capital representing the Company's accumulated earnings and profits from prior years will be treated as ordinary income. The Company's accumulated earnings and profits as of December 31, 2000 amounted to $139,410 or $.14 per share.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


221 First Avenue West, Suite 320
Seattle, Washington 98119-4224

May 7, 2001

Dear Fellow Stockholders:

  The Board of Directors of Bergstrom Capital Corporation (the "Company") has declared a dividend of $11.25 per share payable on June 11, 2001 to stockholders of record on May 17, 2001. The Company estimates that the sources of this dividend will be $.15 per share from net investment income for the year ending December 31, 2001 and $11.10 per share from net long-term capital gains realized during the year ending December 31, 2001. As of May 4, 2001, the Company had realized net long-term capital gains in the amount of only $7.02 per share. Therefore, if the Company does not realize additional capital gains in the amount of $4.08 per share before December 31, 2001, a portion of the dividend will be classified as a return of capital. As of May 4, 2001, the unrealized appreciation of the Company's investments amounted to $73.22 per share. Please refer to the Distribution Policy in this report.

  During the first quarter of 2001 the Company's net assets decreased from $226,163,493 to $184,182,429 which is a decrease of $41,981,064. The decrease in net assets was composed of net investment income of $38,577, realized gain on investments of $4,481,309, and a decrease in unrealized appreciation of $46,500,950.

  The per share net asset value decreased from $226.16 on December 31, 2000 to $184.18 on March 31, 2001, a decrease of 18.6%. During the same period the Dow Jones Industrial Average, adjusted for dividends, decreased 8.0% and the Standard & Poor's 500 Stock Average, adjusted for dividends, decreased 11.9%. The per share net asset value on Friday, May 4, 2001 was $200.61.

  During the first quarter of 2001 the Company had total interest and dividend income of $329,039 as compared to $360,956 for the same period in 2000 for a decrease of $31,917. During the first quarter of 2001 operating expenses were $290,462 as compared to $354,747 for the same period in 2000 for a decrease of $64,285. The resulting net investment income of $38,577 for the first quarter of 2001 is an increase of $32,368 from $6,209 for the first quarter of 2000.

  The following are the major ($500,000 or more) purchases and sales made in the Company's portfolio of securities during the first quarter of 2001:

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


                                                          SHARES
                                              ---------------------------------
                                                                        HELD
                                                                      MARCH 31,
SECURITY NAME                                 ADDITIONS   REDUCTIONS    2001
--------------------------------------------- ---------   ----------  ---------
Amgen, Inc. .................................               50,000     570,000
Applera Corp. ...............................               32,000           0
Bristol-Myers Squibb Co. ....................                9,000      23,000
Clear Channel Communications, Inc. ..........               24,000      26,000
Comcast Corp. Special Class A................   20,000                  20,000
Compaq Computer Corp. .......................   45,000                  45,000
Corning, Inc. ...............................               24,000           0
Costco Companies, Inc. ......................               54,000           0
Dresdner RCM International Growth Equity
 Fund........................................  302,572                 467,826
EMC Corp. Mass...............................               21,000      68,000
Federal National Mortgage Association........   23,000                  46,000
Hewlett-Packard Co. .........................               39,000           0
Intel Corp. .................................               17,000      63,000
JDS Uniphase Corp. ..........................   41,800(1)               61,800
Kimberly Clark Corp. ........................   34,000                  34,000
Nike, Inc., Class B..........................   10,000      13,500      21,500
Nokia Corp. Sponsored ADR....................               48,000      71,000
PepsiCo, Inc. ...............................   41,000                  41,000
Proctor & Gamble Co. ........................               20,000           0
SBC Communications, Inc. ....................               36,000      40,000
SDL, Inc. ...................................               14,000(1)        0
Sysco Corp. .................................   41,000                  41,000
Tycom Ltd. ..................................               34,000           0
United Parcel Service Class B................   16,500                  16,500
WorldCom, Inc. ..............................   41,000      17,000     146,000

-------
(1) Sold 3,000 shares of SDL, Inc. and then exchanged 11,000 shares of SDL, Inc. for 41,000 shares of JDS Uniphase Corp.

BERGSTROM CAPITAL CORPORATION

-------------------------------------------------------------------------------


  The value of the Company's investment in the securities of Amgen, Inc. amounted to 18.6% of the Company's total assets at March 31, 2001. The investment of a substantial percentage of the Company's assets in the securities of a single issuer or industry exposes the Company to a greater risk of loss resulting from unfavorable price movements or market conditions relating to such issuer or industry.

  The Company does not have a dividend reinvestment program. The Company has considered this over the years and has determined that the cost of such a program would not be commensurate with the benefit. The Company's policy of retaining a portion of the net long-term capital gains in certain years accomplishes some of the same goals as would a dividend reinvestment program.

  The Company's shares of capital stock are traded on the American Stock Exchange and are identified by the stock ticker symbol BEM. The net asset value per share as of Friday's close of business is published each Saturday in Barrons, each Sunday in the New York Times, and each Monday in the Wall Street Journal and certain other publications under "Closed-End Funds". This information is also available on the Internet on a daily basis through a variety of sources. The Company is not responsible for inaccuracies or omissions in the dissemination of this information.

  Your Company welcomes questions or comments from stockholders. If you wish to communicate with the Company's transfer agent, State Street Bank and Trust Company, the address is P.O. Box 8200, Boston, Massachusetts 02266-8200 and the telephone number is 1-800-426-5523.

Yours very truly,

/s/ William L. McQueen

William L. McQueen
President

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2001 (Unaudited)

Assets:
 Investments, at value (see accompanying schedule):
  Short-term investments (cost $4,743,453)                   $  4,743,453
  Common stocks (cost $120,038,000)                           179,440,035
                                                             ------------
    Total Investments (cost $124,781,453)                     184,183,488
 Cash                                                               5,000
 Interest and dividends receivable                                167,674
 Other assets                                                       9,781
                                                             ------------
    Total assets                                              184,365,943
                                                             ------------
Liabilities:
 Advisory fee payable                                             148,984
 Other accrued expenses                                            34,530
                                                             ------------
    Total liabilities                                             183,514
                                                             ------------
Net assets applicable to 1,000,000 outstanding shares of
 capital stock equivalent to $184.18 per share on March 31,
 2001                                                        $184,182,429
                                                             ============

STATEMENT OF CHANGES IN NET ASSETS

                                                      THREE MONTHS
                                                         ENDED       YEAR ENDED
                                                       MARCH 31,
                                                          2001      DECEMBER 31,
                                                      (Unaudited)       2000
Operations:
 Net investment income                                $     38,577  $    153,572
 Realized gain on investments                            4,481,309    34,863,821
 Decrease in unrealized appreciation                   (46,500,950)  (67,841,185)
                                                      ------------  ------------
 Net decrease in net assets resulting from operations  (41,981,064)  (32,823,792)
                                                      ------------  ------------
Dividends to stockholders:
 From net investment income                                    --       (153,572)
 From net realized gain on investments                         --    (17,596,428)
                                                      ------------  ------------
    Total dividends to stockholders ($17.75 per
     share-2000)                                               --    (17,750,000)
                                                      ------------  ------------
Total decrease in net assets                           (41,981,064)  (50,573,792)
Net assets, beginning of period                        226,163,493   276,737,285
                                                      ------------  ------------
Net assets, end of period                             $184,182,429  $226,163,493
                                                      ============  ============

See also Notes to Financial Statements in the Company's 2000 Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2001 (Unaudited)

Investment Income:
 Interest                                                        $     55,510
 Dividends                                                            273,529
                                                                 ------------
    Total income                                                      329,039
                                                                 ------------
Expenses:
 Advisory fees                                                        148,915
 Other expenses                                                        26,325
 Officer's salary and related expenses                                 21,298
 Directors' fees and expenses                                          20,951
 Auditing fees                                                         20,100
 Accounting expenses                                                   15,518
 Legal fees                                                            10,776
 Stockholders' meeting and reports                                      6,936
 Transfer agent fees and expenses                                       6,511
 Custodian fees                                                         5,755
 State and other taxes                                                  5,752
 Fee for shares listed on American Stock Exchange                       1,625
                                                                 ------------
    Total expenses                                                    290,462
                                                                 ------------
Net investment income ($.04 per share)                                 38,577
                                                                 ------------
Realized and unrealized gain on investments:
 Realized gain on investments (excluding short-term
  investments):
  Proceeds from sale of securities                  $ 19,971,347
  Cost of securities sold                             15,490,038
                                                    ------------
    Realized gain on investments sold                               4,481,309
 Unrealized appreciation of investments:
  Beginning of period                                105,902,985
  End of period                                       59,402,035
                                                    ------------
    Decrease in unrealized appreciation                           (46,500,950)
                                                                 ------------
Net loss on investments ($42.02 per share)                        (42,019,641)
                                                                 ------------
Net decrease in net assets resulting from
 operations                                                      $(41,981,064)
                                                                 ============


See also Notes to Financial Statements in the Company's 2000 Annual Report to Stockholders.

BERGSTROM CAPITAL CORPORATION

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2001 (Unaudited)

 Shares or
 Principal
 Amount                                                     Cost       Value
            Short-Term Investments (2.6%):
  1,745,117 SSgA Money Market Fund                       $1,745,117 $ 1,745,117
 $3,000,000 American General Finance Corp., 4.99% Note
             due 4/5/01                                   2,998,336   2,998,336
                                                         ---------- -----------
            Total--Short-Term Investments                 4,743,453   4,743,453
                                                         ---------- -----------

            Common Stocks (97.4%):
            Air Freight and Couriers (0.5%):
     16,500 United Parcel Service Class B                   971,747     938,850
                                                         ---------- -----------

            Banks (3.1%):
     52,000 Bank of New York, Inc.                        1,065,418   2,560,480
     70,000 Citigroup, Inc.                               1,433,940   3,148,600
                                                         ---------- -----------
                                                          2,499,358   5,709,080
                                                         ---------- -----------

            Beverages (2.6%):
     67,500 Coca-Cola Co.                                    90,277   3,048,300
     41,000 PepsiCo, Inc.                                 1,746,691   1,801,950
                                                         ---------- -----------
                                                          1,836,968   4,850,250
                                                         ---------- -----------

            Biotechnology (18.6%):
    570,000 Amgen, Inc. (A)                                 744,491  34,306,875
                                                         ---------- -----------

            Broadcasting (1.2%):
     26,000 Clear Channel Communications, Inc. (A)        1,235,579   1,415,700
     20,000 Comcast Corp. Special Class A                   790,236     838,750
                                                         ---------- -----------
                                                          2,025,815   2,254,450
                                                         ---------- -----------

            Communication Systems (5.0%):
     49,400 Nextel Communications, Inc. (A)                 340,246     710,125
     80,000 Qwest Communications International, Inc.
             (A)                                          3,227,349   2,804,000
     40,000 SBC Communications, Inc.                      1,817,596   1,785,200
     43,000 Vodafone Airtouch PLC Sponsored ADR           1,843,264   1,167,450
    146,000 WorldCom, Inc. (A)                            1,997,959   2,728,375
                                                         ---------- -----------
                                                          9,226,414   9,195,150
                                                         ---------- -----------

            Diversified Technology (0.9%):
     71,000 Nokia Corp. Sponsored ADR                       155,654   1,704,000
                                                         ---------- -----------

BERGSTROM CAPITAL CORPORATION

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
 Shares or
 Principal
 Amount    Common Stocks (Unaudited)--Continued         Cost        Value

           Drugs and Health Supplies (6.4%):
 289,000   Pfizer, Inc.                              $ 6,135,770 $11,834,550
                                                     ----------- -----------

           Electrical Components (3.7%):
 165,000   General Electric Co.                        4,571,182   6,906,900
                                                     ----------- -----------

           Electronics/New Technology (6.3%):
 162,000   Cisco Systems, Inc. (A)                     1,322,839   2,561,625
  45,000   Compaq Computer Corp.                       1,083,604     819,000
  68,000   EMC Corp. Mass (A)                            765,521   1,999,200
  63,000   Intel Corp.                                 1,626,125   1,657,687
  61,800   JDS Uniphase Corp. (A)                      4,193,257   1,139,437
   9,000   Juniper Networks, Inc. (A)                  1,441,973     341,640
  37,000   Qualcomm, Inc. (A)                            627,484   2,095,125
  63,000   Sun Microsystems, Inc. (A)                  2,698,537     968,310
                                                     ----------- -----------
                                                      13,759,340  11,582,024
                                                     ----------- -----------

           Financial Services, Diversified (2.0%):
  46,000   Federal National Mortgage Association       3,541,979   3,661,600
                                                     ----------- -----------

           Industrial Machinery (3.2%):
 136,000   Tyco International Ltd. New                 1,242,532   5,879,280
                                                     ----------- -----------

           Insurance (5.2%):
  54,000   ACE Ltd.                                    2,160,606   1,985,040
  65,625   American International Group, Inc.            440,727   5,282,813
  23,500   Marsh & McLennan Companies, Inc.            1,854,663   2,233,205
                                                     ----------- -----------
                                                       4,455,996   9,501,058
                                                     ----------- -----------

           Petroleum Services (1.0%):
  31,000   Schlumberger Ltd.                           2,006,608   1,785,910
                                                     ----------- -----------

           Pharmaceuticals (10.9%):
  23,000   Bristol-Myers Squibb Co.                      154,827   1,366,200
   7,800   Genentech, Inc. (A)                           623,795     393,900
  60,000   GlaxoSmithKline PLC Sponsored ADR           3,318,827   3,138,000
   8,400   Human Genome Sciences, Inc. (A)               581,059     386,400
  58,000   Lilly Eli & Co.                             2,066,709   4,446,280
  54,000   Merck & Co., Inc.                           4,174,405   4,098,600
  25,000   Millennium Pharmaceuticals, Inc. (A)        1,406,762     761,500
  75,000   Pharmacia Corp.                             4,073,070   3,777,750
  45,000   Schering-Plough Corp.                       2,347,913   1,643,850
                                                     ----------- -----------
                                                      18,747,367  20,012,480
                                                     ----------- -----------

BERGSTROM CAPITAL CORPORATION

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
 Shares or
 Principal
 Amount    Common Stocks (Unaudited)--Continued           Cost        Value

           Regulated Investment Companies (7.6%):
    81,784 Dresdner RCM Global Technology Fund (B)    $  4,335,124 $  2,711,147
   467,826 Dresdner RCM International Growth Equity
            Fund (B)                                     6,155,956    5,281,755
 2,395,585 Dresdner RCM MidCap Fund, Inc. (B)            8,073,122    5,988,963
                                                      ------------ ------------
                                                        18,564,202   13,981,865
                                                      ------------ ------------

           Retail Trade (10.9%):
    58,000 Colgate Palmolive Co.                         2,255,863    3,205,080
    45,000 Home Depot, Inc.                                943,546    1,939,500
    34,000 Kimberly Clark Corp.                          2,228,731    2,306,220
    21,500 Nike, Inc., Class B                             896,533      871,825
    37,000 Safeway, Inc. (A)                             1,335,330    2,040,550
    41,000 Sysco Corp. (A)                               1,009,600    1,086,910
    46,000 Target Corp.                                  1,177,430    1,659,680
    71,000 Walgreen Co.                                  1,942,063    2,896,800
    80,000 Wal-Mart Stores, Inc.                         3,416,305    4,040,000
                                                      ------------ ------------
                                                       15,205,401    20,046,565
                                                      ------------ ------------

           Software and Processing (6.3%):
    35,500 America Online Time Warner, Inc. (A)          1,278,475    1,425,325
    14,250 Check Point Software Technologies, Ltd.
            (A)                                            847,445      676,875
   105,000 Microsoft Corp. (A)                           4,327,819    5,742,188
    79,000 Oracle Corp. (A)                              2,742,565    1,183,420
    27,000 Siebel Systems, Inc. (A)                      2,145,259      734,400
    41,625 Veritas Software Co. (A)                      1,017,500    1,924,740
                                                      ------------ ------------
                                                       12,359,063    11,686,948
                                                      ------------ ------------

           Utilities (2.0%):
    62,000 Enron Corp.                                   1,988,113    3,602,200
                                                      ------------ ------------

           Totals--Common Stocks                       120,038,000  179,440,035
                                                      ------------ ------------
           Totals--Investments                        $124,781,453 $184,183,488
                                                      ============ ============

(A)  Non-income producing securities.
(B) Regulated investment company advised by Dresdner RCM Global Investors LLC, the Corporation's investment adviser.

See also Notes to Financial Statements in the Company's 2000 Annual Report to Stockholders.

--------------------------------------------------------------------------------


BOARD OF DIRECTORS

ERIK E. BERGSTROM             GEORGE COLE SCOTT
Chairman                      Registered Representative
                              Anderson & Strudwick Incorporated
WILLIAM L. McQUEEN            President
President and Treasurer       Closed-End Fund Advisors, Inc.

NORMAN R. NIELSEN             WILLIAM H. SPERBER
Manager and Senior Member     Retired Chairman and Chief Executive Officer
 of Research Staff            The Trust Company of Washington
AtomicTangerine (an affiliate
 of SRI International)

OFFICERS

WILLIAM L. McQUEEN            SUZANNE M. SCHIFFLER
President and Treasurer       Secretary


-------------------------------------------------------------

BERGSTROM CAPITAL CORPORATION
221 First Avenue West, Suite 320
Seattle, Washington 98119-4224
(206) 283-0539


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